UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Virtus Global Dividend & Income Fund Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VIRTUS GLOBAL DIVIDEND & INCOME FUND INC. (formerly known as, The Zweig Total Return Fund, Inc.) 101 Munson Street, Greenfield, Massachusetts 01301-9683 IMPORTANT NOTICE REGARDING YOUR INVESTMENT Dear Shareholder: We need your help. We recently sent you proxy materials regarding the upcoming Special Meeting of Shareholders of Virtus Global Dividend & Income Fund Inc. (the “Fund”), scheduled to be held on November 18, 2016 (the “Meeting”). Our records indicate that we have not received your voting instructions on the important proposals to be presented at this Meeting. Please take a moment now to cast your vote so that your shares may be represented. Another copy of your proxy card(s) has been enclosed. Your vote is critical to the outcome of this Meeting. After careful review, the Fund’s Board has unanimously approved the proposals detailed in your proxy materials and is recommending that shareholders vote FOR the proposals. Should you have any questions regarding the proposal, please call the toll-free number 1-888-414-5566 Monday through Friday between 9:00 a.m. and 10:00 p.m. and Saturday between 10:00 a.m. and 6:00 p.m. Eastern time. The voting options below have been set up for your convenience. If you have voted since the mailing of this letter, we apologize for the follow up mailing and thank you for your participation. Thank you for your assistance with this important matter. Please take a moment now to cast your vote using one of the options listed below: Vote with a proxy specialist by calling 1-877-478-5047. We can answer your questions and record your vote. (Open: M-F 9:00 a.m. – 10:00 p.m. and Sat. 10:00 a.m. – 6:00 p.m. Eastern time) Vote by Touch-tone Phone by calling the phone number on the enclosed proxy card(s): Enter the control number printed on the card(s) and follow the touchtone prompts. Vote via the Internet by logging on to the website noted on the enclosed proxy card(s) and enter your control number printed on the card(s), and vote by following the on-screen prompts. Vote by Mail by mailing in your signed proxy card(s) in the envelope provided. If convenient, please utilize one of the two prior voting options listed above so that your vote is certain to be counted at the Meeting on November 18, 2016.

Virtus Global Dividend & Income Fund Inc. (Formerly known as: The Zweig Total Return Fund, Inc.) SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 18, 2016 The undersigned hereby appoints George R. Aylward, William Renahan and Kevin J. Carr, with full power of substitution and revocation, as proxies to represent the undersigned at the Special meeting of Shareholders to be held at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, 2nd Floor, Conference Room, Hartford, CT 06103 at 9:00 a.m., Eastern Time, and at any and all adjournments thereof (the “Meeting”), to vote all shares of the Virtus Global Dividend & Income Fund Inc. which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. A majority of the proxies present and acting at the meeting in person or by substitute (or, if only one shall be so present, than that one) shall have and may exercise all of the power and authority of said proxies hereunder. This proxy is solicited on behalf of the Board of Directors of the Virtus Global Dividend & Income Fund Inc. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof, If no direction is made, this proxy will be voted “FOR” the proposals listed on the reverse side. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement for the Meeting to be held on November 18, 2016. THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE APPROVAL OF EACH ADVISOR AGREEMENT LISTED ON THE REVERSE SIDE. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (888) 414-5566. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 18, 2016: The proxy statement is available online at: www.proxyonline.com/docs/ztr.pdf 1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at proxyonline.com using your proxy control number found below 3. By IVR when you call (888) 227-9349 (toll-free) to reach an automated touchtone voting line 4. By PHONE with a live operator when you call (888) 414-5566 (toll-free) Monday through Friday 9 a.m. to 10 p.m. Eastern time SAMPLE BALLOT PROXY VOTING OPTIONS CONTROL NUMBER 123456789101 SIGN, DATE AND VOTE ON THE REVERSE SIDE PROXY CARD YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

Virtus Global Dividend & Income Fund Inc. (Formerly known as: The Zweig Total Return Fund, Inc.) The Board of Directors recommends a vote FOR all the proposals listed below. TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ● PROPOSALS FOR AGAINST ABSTAIN 1(a). To approve a new investment advisory agreement between the Fund and Virtus Investment Advisers, Inc. (“VIA”). O O O 1(b). To approve a new sub-advisory agreement between VIA and Kayne Anderson Rudnick Investment Management, LLC. O O O 1(c). To approve a new sub-advisory agreement between VIA and Newfleet Asset Management, LLC. O O O THANK YOU FOR VOTING YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE PROXY CARD

Virtus Global Dividend & Income Fund Inc. (Formerly known as: The Zweig Total Return Fund, Inc.) SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 18, 2016 The undersigned hereby appoints George R. Aylward, William Renahan and Kevin J. Carr, with full power of substitution and revocation, as proxies to represent the undersigned at the Special meeting of Shareholders to be held at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, 2nd Floor, Conference Room, Hartford, CT 06103 at 9:30 a.m., Eastern Time, and at any and all adjournments thereof (the “Meeting”), to vote all shares of the Virtus Global Dividend & Income Fund Inc. which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. A majority of the proxies present and acting at the meeting in person or by substitute (or, if only one shall be so present, than that one) shall have and may exercise all of the power and authority of said proxies hereunder. This proxy is solicited on behalf of the Board of Directors of the Virtus Global Dividend & Income Fund Inc. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof, If no direction is made, this proxy will be voted “FOR” the nominee listed on the reverse side. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement for the Meeting to be held on November 18, 2016. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (888) 414-5566. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 18, 2016: The proxy statement is available online at: www.proxyonline.com/docs/ztr.pdf 1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at proxyonline.com using your proxy control number found below 3. By IVR when you call (888) 227-9349 (toll-free) to reach an automated touchtone voting line 4. By PHONE with a live operator when you call (888) 414-5566 (toll-free) Monday through Friday 9 a.m. to 10 p.m. Eastern time SAMPLE BALLOT PROXY VOTING OPTIONS CONTROL NUMBER 123456789101 SIGN, DATE AND VOTE ON THE REVERSE SIDE PROXY CARD YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

Virtus Global Dividend & Income Fund Inc. (Formerly known as: The Zweig Total Return Fund, Inc.) The Board of Directors recommends a vote FOR the nominee in Proposal 1. TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ● PROPOSALS FOR WITHHOLD 1. To elect a Class I Director, to serve until the 2019 Annual Meeting of Shareholders, or until his successor has been duly elected and qualified. O O 01 - William R. Moyer THANK YOU FOR VOTING YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE PROXY CARD